                                                                      Exhibit 24

                              POWER OF ATTORNEY
                              -----------------

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (the "Annual Report"); and

  WHEREAS, the undersigned is an Officer and Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS R.C. NOTEBAERT, L.J. RUTIGLIANO, J.A. EDWARDSON and B.F. ELLIOTT, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as an Officer and a Director of the Company, to execute and file the Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of March, 1994.


                                       /s/ RICHARD H. BROWN
                                       --------------------
                                        Richard H. Brown
                                        Vice Chairman

STATE OF ILLINOIS     )
COUNTY OF COOK        )

  On the 16th day of March, 1994, personally appeared before me Richard H. Brown to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 16th day of March, 1994.

                                        /s/ ANN L. KITTELL
                                       -----------------------
                                           Notary Public
                                           [Official Seal]

                                                                      Exhibit 24

                              POWER OF ATTORNEY
                              -----------------

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (the "Annual Report"); and

  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS R.H. BROWN, R.C. NOTEBAERT, L.J. RUTIGLIANO, J.A. EDWARDSON and B.F. ELLIOTT, and each of them as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of March, 1994.
                                       /s/ DONALD C. CLARK
                                       -------------------
                                        Donald C. Clark

STATE OF ILLINOIS     )
COUNTY OF COOK        )

  On the 16th day of March, 1994, personally appeared before me Donald C. Clark to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 16th day of March, 1994.



                                        /s/ ANN L. KITTELL
                                      ---------------------------
                                          Notary Public

                                          [Official Seal]

                                                                      EXHIBIT 24

                              POWER OF ATTORNEY
                              -----------------

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, and Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (the "Annual Report"); and

  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS R.H. BROWN, R.C. NOTEBAERT, L.J. RUTIGLIANO, J.A. EDWARDSON and B.F. ELLIOTT, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of March, 1994.

                                       /s/ RICHARD M. GILLETT
                                       ----------------------
                                        Richard M. Gillett

STATE OF ILLINOIS     )
COUNTY OF COOK        )

  On the 16th day of March, 1994, personally appeared before me Richard M. Gillett to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 16th day of March, 1994

                                       /s/ ANN L. KITTELL
                                       ----------------------
                                            Notary Public

                                            [Official Seal]

                                                                      Exhibit 24

                              POWER OF ATTORNEY
                              -----------------

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, and Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (the "Annual Report"); and

  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS R.H. BROWN, R.C. NOTEBAERT, L.J. RUTIGLIANO, J.A. EDWARDSON and B.F. ELLIOTT, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 16th day of March, 1994.

                                       /s/ HANNA HOLBORN GRAY
                                       ----------------------
                                        Hanna Holborn Gray

STATE OF ILLINOIS     )
COUNTY OF COOK        )

  On the 16th day of March, 1994, personally appeared before me Hanna Holborn Gray to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 16th day of March, 1994

                                       /s/ ANN L. KITTELL
                                       ----------------------
                                            Notary Public

                                            [Official Seal]

                                                                      EXHIBIT 24

                              POWER OF ATTORNEY
                              -----------------

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (the "Annual Report"); and

  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS R.H. BROWN, R.C. NOTEBAERT, L.J. RUTIGLIANO, J.A. EDWARDSON and B.F. ELLIOTT, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of March, 1994.

                                       /s/ JAMES A. HENDERSON
                                       ----------------------
                                        James A. Henderson

STATE OF ILLINOIS     )
COUNTY OF COOK        )

  On the 16th day of March, 1994, personally appeared before me James A. Henderson to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 16th day of March, 1994

                                       /s/ ANN L. KITTELL
                                       ----------------------
                                            Notary Public

                                           [Official Seal]

                                                                      EXHIBIT 24

                              POWER OF ATTORNEY
                              -----------------

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (the "Annual Report"); and

  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS R.H. BROWN, R.C. NOTEBAERT, L.J. RUTIGLIANO, J.A. EDWARDSON and B.F. ELLIOTT, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of March, 1994.

                                       /s/ SHELDON B. LUBAR
                                       ----------------------
                                        Sheldon B. Lubar

STATE OF ILLINOIS     )
COUNTY OF COOK        )

  On the 16th day of March, 1994, personally appeared before me Sheldon B. Lubar to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 16th day of March, 1994

                                       /s/ ANN L. KITTELL
                                       ----------------------
                                            Notary Public

                                           [Official Seal]

                                                                      EXHIBIT 24

                              POWER OF ATTORNEY
                              -----------------

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (the "Annual Report"); and

  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS R.H. BROWN, R.C. NOTEBAERT, L.J. RUTIGLIANO, J.A. EDWARDSON and B.F. ELLIOTT, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 16th day of March, 1994.

                                       /s/ LYNN M. MARTIN
                                       ----------------------
                                        Lynn M. Martin

STATE OF ILLINOIS     )
COUNTY OF COOK        )

  On the 16th day of March, 1994, personally appeared before me Lynn M. Martin to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 16th day of March, 1994

                                       /s/ ANN L. KITTELL
                                       ----------------------
                                            Notary Public

                                           [Official Seal]

                                                        EXHIBIT 24



                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (the "Annual Report"); and

        WHEREAS, the undersigned is a Director of the Company;

        NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS R.H. BROWN, R.C. NOTEBAERT, L.J. RUTIGLIANO, J.A. EDWARDSON AND B.F. ELLIOTT, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of March, 1994.


                                    /s/ JOHN B. McCOY
                                  ---------------------------
                                           John B. McCoy


STATE OF ILLINOIS    )
COUNTY OF COOK       )


        On the 16th day of March, 1994, personally appeared before me John B. McCoy to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

        WITNESS my hand and official seal this 16th day of March, 1994.




                                        /s/ ANN L. KITTELL
                                  ----------------------------------
                                           Notary Public

                                          [Official Seal]

                                                        EXHIBIT 24



                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (the "Annual Report"); and

        WHEREAS, the undersigned is a Director of the Company;

        NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS R.H. BROWN, R.C. NOTEBAERT, L.J. RUTIGLIANO, J.A. EDWARDSON and B.F. ELLIOTT, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of March, 1994.


                                        /s/ J.D. ONG
                                  ---------------------------
                                            John D. Ong


STATE OF ILLINOIS    )
COUNTY OF COOK       )


        On the 16th day of March, 1994, personally appeared before me John D. Ong to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

        WITNESS my hand and official seal this 16th day of March, 1994.




                                        /s/ ANN L. KITTELL
                                  ----------------------------------
                                           Notary Public

                                          [Official Seal]

                                                                      EXHIBIT 24

                              POWER OF ATTORNEY
                              -----------------

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (the "Annual Report"); and

  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS R.H. BROWN, R.C. NOTEBAERT, L.J. RUTIGLIANO, J.A. EDWARDSON and B.F. ELLIOTT, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of March, 1994.

                                       /s/ A. BARRY RAND
                                       ----------------------
                                        A. Barry Rand

STATE OF ILLINOIS     )
COUNTY OF COOK        )

  On the 16th day of March, 1994, personally appeared before me A. Barry Rand to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 16th day of March, 1994

                                       /s/ ANN L. KITTELL
                                       ----------------------
                                            Notary Public

                                           [Official Seal]

                                                                      Exhibit 24

                              POWER OF ATTORNEY
                              -----------------

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (the "Annual Report"); and

  WHEREAS, the undersigned is an Officer and Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS R.H. BROWN, R.C. NOTEBAERT, J.A. EDWARDSON and B.F. ELLIOTT, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as an Officer and Director of the Company, to execute and file the Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of March, 1994.

                                       /s/ LOUIS J. RUTIGLIANO
                                       ----------------------
                                        Louis J. Rutigliano
                                        Vice Chairman and Director

STATE OF ILLINOIS     )
COUNTY OF COOK        )

  On the 16th day of March, 1994, personally appeared before me Louis J. Rutigliano to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 16th day of March, 1994

                                       /s/ ANN L. KITTELL
                                       ----------------------
                                            Notary Public

                                           [Official Seal]

                                                                      EXHIBIT 24

                              POWER OF ATTORNEY
                              -----------------

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (the "Annual Report"); and

  WHEREAS, the undersigned is an Officer and Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS R.H. BROWN, R.C. NOTEBAERT, L.J. RUTIGLIANO, J.A. EDWARDSON and B.F. ELLIOTT, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as an Officer and Director of the Company, to execute and file the Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of March, 1994.

                                       /s/ W. L. WEISS
                                       ----------------------
                                        W. L Weiss
                                        Chairman

STATE OF ILLINOIS     )
COUNTY OF COOK        )

  On the 16th day of March, 1994, personally appeared before me William L. Weiss to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 16th day of March, 1994

                                       /s/ ANN L. KITTELL
                                       ----------------------
                                            Notary Public

                                           [Official Seal]